Old Westbury Funds, Inc.
Prospectus

Old Westbury Large Cap Core Fund OWLCX
Old Westbury Large Cap Strategies Fund OWLSX
Old Westbury Global Small & Mid Cap Fund OWSMX
Old Westbury Global Opportunities Fund OWGOX
Old Westbury Real Return Fund OWRRX
Old Westbury Fixed Income Fund OWFIX
Old Westbury Municipal Bond Fund OWMBX

November 16, 2011

Investment Adviser

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

OLD WESTBURY FUNDS, INC.

Prospectus
November 16, 2011

Bessemer Investment Management LLC—the
Investment Adviser (the “Adviser”) to the Funds listed on the front cover of this Prospectus (each a “Fund” and collectively, the “Funds”)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FUND SUMMARIES

Old Westbury Large Cap Core Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(1),(2)	1.01%

(1)

Total Annual Fund Operating Expenses will not agree to the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2013, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.00%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2010, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio. During the fiscal year ended October 31, 2011, the Fund’s portfolio turnover rate (unaudited) was 72% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world, including in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the S&P Global Broad Market Index. The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities. As of September 30, 2011, the lowest market capitalization in this group was $6.3 billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

The Fund invests in a portfolio of securities the Adviser believes has the potential for long-term capital appreciation with overall lower volatility than the general equity markets. The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund may also invest in government fixed income securities, exchange-traded funds (“ETFs”), and a variety of derivatives, including futures, options and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, movements in the securities markets.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions.

Foreign Risk—Investing in securities of foreign issuers in the form of depositary receipts, such as ADRs, European Depositary Receipts (“EDRs”) and GDRs, which typically are issued by local financial institutions and evidence ownership of the underlying securities are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

U.S. Government Obligations Risk—U.S. government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. government.

Derivatives Risk—Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. Effective November 16, 2011, the Fund changed its primary benchmark to the S&P Global LargeCap Index, which more closely reflects the Fund’s current investment strategy. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to November 16, 2011 the Fund was named the Old Westbury U.S. Large Cap Fund and operated under a different investment strategy to invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Prior to October 2, 2008, the Fund was named the Large Cap Equity Fund and operated under a different investment strategy. Prior to February 16, 2004, the Fund was named the Core Equities Fund and operated under a different investment strategy. The performance information shown below largely represents the Fund’s prior investment strategies and may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 16.03% (quarter ended 12/31/2001) and the lowest return for a quarter was (26.05)% (quarter ended 12/31/2008). Year to date return as of 9/30/2011 was (13.22)%.

Average Annual Total Returns (for the periods ended 12/31/2010)	1 Year	5 Years	10 Years

Fund Return Before Taxes	6.41%	0.76%	(0.50)%

Fund Return After Taxes on Distributions	6.34%	0.54%	(0.61)%

Fund Return After Taxes on Distributions and Sale of Shares	4.26%	0.66%	(0.41)%

S&P Global LargeCap Index (reflects no deduction for fees, expenses or taxes)	15.11%	4.47%	4.65%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. and located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers. Mr. Marc D. Stern, President and Chief Investment Officer of the Adviser and Portfolio Manager of the Fund since November 16, 2011, is primarily responsible for the day-to-day investment management of the Fund. Mr. Stern joined the Adviser in 2004.

Mr. John Alexander Christie, Principal of the Adviser, has been a member of the investment team responsible for managing the Fund since November 16, 2011. Mr. Christie joined the Adviser in 2006.

Mr. Alex Lloyd, Senior Vice President of the Adviser, has been a member of the investment team responsible for managing the Fund since November 16, 2011. Mr. Lloyd joined the Adviser’s affiliate Bessemer Group (UK) Limited in 2009.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 30 of this Prospectus.

Tax Information

For important information about taxes, please turn to the section entitled “Tax Information” on page 30 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 30 of this Prospectus.

Old Westbury Large Cap Strategies Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.88%
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(2),(3)	1.25%
Less Fee Waiver	(0.09)%

Total Annual Fund Operating Expenses After Fee Waiver(3)	1.16%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Total Annual Fund Operating Expenses will not agree to the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(3)

Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2013, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.15%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$379	$670	$1,496

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2010, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio. During the fiscal year ended October 31, 2011, the Fund’s portfolio turnover rate (unaudited) was 158% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world, including in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the S&P Global Broad Market Index. The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the

Fund’s investment in such securities. As of September 30, 2011, the lowest market capitalization in this group was $6.3 billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

The Fund employs multiple investment strategies which the Adviser believes are complementary. The Fund invests in securities the Adviser believes have potential for above average returns and active currency strategies. The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of GDRs, ADRs, EDRs or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund may also invest in government fixed income securities, ETFs, and a variety of derivatives, including futures, options, swap contracts, and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, currency value fluctuations or movements in the securities markets. In addition, the Fund may engage in short sales.

The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser and sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions.

Foreign Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

U.S. Government Obligations Risk—U.S. government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. government.

Derivatives Risk—Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates.

Multi-Style Management Risk—Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions.

Growth Style Investment Risk—Growth stocks can perform differently from the market as a whole and from other types of stocks. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short-term.

Value Style Investment Risk—Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Short Sales Risk—Short sales involve the risk that losses may be exaggerated, potentially causing the Fund to lose more money than the actual cost of the investment.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. Effective November 16, 2011, the Fund changed its benchmark to the S&P Global LargeCap Index to more closely reflect the Fund’s current investment strategy. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to November 16, 2011 the Fund was named the Old Westbury Non-U.S. Large Cap Fund and operated under a different investment strategy to invest at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of U.S. large capitalization non-U.S. companies. Prior to July 28, 2008, the Fund was named the International Fund and operated under a different investment strategy. The performance through July 28, 2008 represents performance of the Fund’s prior strategy to invest in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which were listed on recognized foreign securities exchanges. The performance information shown below may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 20.35% (quarter ended 9/30/2010) and the lowest return for a quarter was (18.48)% (quarter ended 9/30/2002). Year to date return as of 9/30/2011 was (18.55)%.

Average Annual Total Returns (for the periods ended 12/31/2010)	1 Year	5 Years	10 Years

Fund Return Before Taxes	15.11%	2.08%	2.46%

Fund Return After Taxes on Distributions	15.09%	1.51%	2.10%

Fund Return After Taxes on Distributions and Sale of Shares	10.11%	1.93%	2.17%

S&P Global LargeCap Index (reflects no deduction for fees, expenses or taxes)	15.11%	4.47%	4.65%

S&P Global ex-U.S. LargeCap Index (reflects no deduction for fees, expenses or taxes)	13.58%	5.71%	6.80%

MSCI EAFE Index (net dividends) (reflects no deduction for fees, expenses or taxes)	7.75%	2.46%	3.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. and located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers and Sub-Advisers. Ms. Lois Roman, Managing Director and Head of Global Equities for the Adviser, is the Portfolio Manager of the Adviser’s portion of the Fund. Ms. Roman is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund and is responsible for implementing and monitoring the overall management of the Fund. Ms. Roman joined the Adviser in 2005 and has managed the Fund since 2008.

Mr. Harry Hagey, Jr., Principal of the Adviser, has been a member of the investment team responsible for managing the Fund since November 16, 2011. Mr. Hagey joined the Adviser in 2007.

Mr. Jeffrey A. Rutledge, Principal of the Adviser, has been a member of the investment team responsible for managing the Fund since November 16, 2011. Mr. Rutledge joined the Adviser in 2004.

Oldfield Partners LLP (“Oldfield”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Richard Oldfield has been the portfolio manager of Oldfield’s portion of the Fund since November 16, 2011. Mr. Oldfield founded Oldfield in 2005.

Sands Capital Management, LLC (“Sands”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. David Levanson and Sunil Thakor have been the portfolio managers of Sand’s portion of the Fund since November 16, 2011. Mr. Levanson worked for Sands from 1992-1994 and rejoined Sands in 2002. Mr. Thakor joined Sands in 2004.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 30 of this Prospectus.

Tax Information

For important information about taxes, please turn to the section entitled “Tax Information” on page 30 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 30 of this Prospectus.

Old Westbury Global Small & Mid Cap Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.33%
Acquired Fund Fees and Expenses	0.04%

Total Annual Fund Operating Expenses(1),(2)	1.22%
Less Fee Waiver	(0.07)%

Total Annual Fund Operating Expenses After Fee Waiver(2)	1.15%

(1)

Total Annual Fund Operating Expenses will not agree to the ratio of expenses to average net assets before expense waiver in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2013, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.11%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$374	$657	$1,465

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2010, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio. During the fiscal year ended October 31, 2011, the Fund’s portfolio turnover rate (unaudited) was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a broad, diversified portfolio of common stocks of small and medium capitalization companies traded on a principal U.S. exchange or U.S. over-the-counter market, and stocks of small and medium capitalization non-U.S. companies in foreign countries, including emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets, including borrowings for investment purposes, in securities of small and medium capitalization companies. The Adviser currently defines small and mid capitalization companies as companies having, at the time of initial investment, a market capitalization not greater than the smallest 40% by market capitalization of the companies that comprise the S&P Global Broad

Market Index. The Fund may continue to hold securities whose market capitalizations exceed or fall below the foregoing thresholds subsequent to the Fund’s investment in such securities. As of September 30, 2011, the highest market capitalization in this group was $13.0 billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of EDRs, GDRs, ADRs or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund also may invest in U.S. government fixed income securities, ETFs, real estate investment trusts (“REITs”), corporate bonds, and a variety of derivatives, including futures, options, swap contracts and other derivative instruments, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. The Fund invests at least 80% of its total assets in at least three countries, and may invest 50% or more of its assets in a single country. Emerging-market companies may represent up to 33% of the Fund’s assets.

The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser or sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions.

Smaller Company Risk—Smaller companies may be more vulnerable to market downturns and adverse business or economic events.

Foreign Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Real Estate Investment Trusts Risk—Real estate investment trusts or REITs carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT and adverse changes to the tax laws.

Fixed Income Securities Risk—Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall.

U.S. Government Obligations Risk—U.S. government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. government.

Derivatives Risk—Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates.

Multi-Style Management Risk—Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. Effective January 1, 2011, the Fund changed its benchmark from the MSCI World Small Cap Index to the S&P Global MidSmallCap Index, which more closely reflects the Fund’s investment strategy. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to October 2, 2008, the Fund was named the Global Small Cap Fund and operated under a different investment strategy. The performance through October 2, 2008 represents performance of the Fund’s prior strategy to invest at least 80% of its net assets plus any borrowings for investment purposes in securities of small-capitalization companies. The performance information shown below may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 15.96% (quarter ended 9/30/2010) and the lowest return for a quarter was (11.55)% (quarter ended 12/31/2008). Year to date return as of 9/30/2011 was (14.51)%.

Average Annual Total Returns (for the periods ended 12/31/2010)	1 Year	5 Years	Since Inception (4/7/05)*

Fund Return Before Taxes	24.13%	9.84%	11.08%

Fund Return After Taxes on Distributions	23.68%	9.27%	10.57%

Fund Return After Taxes on Distributions and Sale of Shares	16.26%	8.43%	9.60%

S&P Global MidSmallCap Index (reflects no deduction for fees, expenses or taxes)	23.27%	5.82%	7.64%

MSCI World Small Cap Index (reflects no deduction for fees, expenses or taxes)	26.13%	4.53%	7.55%

*	MSCI World Small Cap Index since inception return from 4/30/05.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”) and located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers and Sub-Advisers.

Mr. John Hall, Managing Director and Portfolio Manager Mid Cap Equities of the Adviser, has been primarily responsible, since 2008, for the day-to-day investment management of the Adviser’s portion of the Fund and is responsible for implementing and monitoring the overall management of the Fund. Mr. Hall joined Bessemer in 1998.

Dimensional Fund Advisors LP (“Dimensional”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Dimensional manages its portion of the Fund’s portfolio using a team approach which includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel. Stephen A. Clark is responsible for day-to-day management of domestic equity portfolios and Mr. Clark together with Karen E. Umland, Joseph H. Chi and Jed S. Fogdall are jointly responsible for day-to-day management of non-U.S. equity portfolios. Mr. Clark joined Dimensional in 2001, Ms. Umland joined Dimensional in 1993, Mr. Chi joined Dimensional in 2005 and Mr. Fogdall joined Dimensional in 2004.

Champlain Investment Partners, LLC (“Champlain”) is responsible for the day-today management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Champlain’s portion of the Fund has been managed by Scott T. Brayman, CFA since January 1, 2006. Mr. Brayman joined Champlain in 2004.

Mondrian Investment Partners Limited (“Mondrian”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Mondrian’s portion of the Fund has been managed by Ormala Krishman, PhD since January 21, 2011 and, due to a technical change of control of Mondrian that resulted in the automatic termination of the prior sub-advisory agreement, from July 20, 2011. Dr. Krishnan joined Mondrian in 2000.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 30 of this Prospectus.

Tax Information

For important information about taxes, please turn to the section entitled “Tax Information” on page 30 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 30 of this Prospectus.

Old Westbury Global Opportunities Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.04%
Other Expenses	0.32%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(1),(2)	1.37%
Less Fee Waiver	(0.16)%

Total Annual Fund Operating Expenses After Fee Waiver(2)	1.21%

(1)

Total Annual Fund Operating Expenses will not agree to the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2013 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.20%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$403	$720	$1,619

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2010, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio. During the fiscal year ended October 31, 2011, the Fund’s portfolio turnover rate (unaudited) was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing throughout the world in a broad range of equity securities, securities that have equity-like characteristics and fixed-income securities. Investments may include common stocks, preferred stocks, convertible securities, corporate bonds, asset-backed securities, including mortgage-backed obligations, REITs, structured notes, depository receipts, U.S. and non-U.S. government fixed-income securities, inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., and commodity-linked instruments. The Fund may seek to capture the return potential created by market dislocations. The Fund invests in securities issued by companies of any capitalization size in several different countries. The Fund, as a general matter, intends to invest its assets in at least three countries, one of which may be the U.S., and to have at least 40% of its assets invested outside the U.S. However, based on the global opportunistic investment focus of the Fund, the Fund may be invested in a smaller number of countries and have a lesser percentage of its assets outside the U.S. Securities held by the Fund may be of any maturity or quality, including below investment grade rated securities (sometimes referred to as “junk bonds”) and unrated securities determined by the Adviser or sub-advisers to be of comparable quality. The Fund invests in different types of securities and asset classes to the extent permitted by applicable laws, regulations and orders.

The Fund’s portfolio may include investments in both domestic and foreign securities, including securities issued by companies or governments in emerging market countries. The relative attractiveness of particular currencies may influence the Adviser’s or sub-advisers’, investment decisions with respect to security selection. The Fund also may invest in a variety of derivatives, including among others, futures, options, swap contracts, forward contracts, including forward foreign currency exchange contracts, and other derivative instruments, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. In addition, the Fund may invest in private placements and ETFs. The Fund may engage in short selling and other investment techniques.

The Adviser employs sub-advisers for some asset classes, or segments of specific asset classes, and allocates the Fund’s portfolio investments on an opportunistic basis intended to achieve attractive relative returns among asset classes and investments.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser or sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Non-Diversified Risk—The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund which may cause the Fund to be more volatile.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions.

Smaller Company Risk—Smaller companies may be more vulnerable to market downturns and adverse business or economic events.

Foreign Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Real Estate Investment Trusts Risk—Real estate investment trusts or REITs carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT and adverse changes to the tax laws.

Fixed Income Securities Risk—Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall.

High-Yield, Lower-Grade Debt Securities Risk—High-yield and lower-grade debt securities are high risk investments and may cause principal and investment losses to the Fund.

U.S. Government Obligations Risk—U.S. government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. government.

Mortgage-Backed and Asset-Backed Securities Risk—Securities representing interests in “pools” of mortgages or other assets are subject to various risks including, prepayment and contraction risk, risk of default of the underlying mortgage or assets, and delinquencies and losses of the underlying mortgage or assets.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities.

Convertible Securities Risk—Convertible Securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock.

Derivatives Risk—Derivatives are subject to the risk of changes in the market price of the underlying security, currency, index or instrument, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates or volatility.

Structured Notes Risk—Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates.

Inflation-Protected Securities Risk—The value of an inflation-protected debt security generally will fall when real interest rates rise.

Restricted Securities Risk—Restricted securities carry the risk that few potential purchasers for such securities may exist.

Short Sales Risk—Short sales involve the risk that losses may be exaggerated, potentially causing the Fund to lose more money than the actual cost of the investment.

Loan Participations and Assignments Risk—Loan participations and assignments of portions of loans involve special types of risk, including credit risk, interest rate risk, liquidity risk and the risks of being a lender.

Multi-Style Management Risk–Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping security transactions.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 11.13% (quarter ended 9/30/2009) and the lowest return for a quarter was (15.12)% (quarter ended 12/31/2008). Year to date return as of 9/30/2011 was (8.73)%.

Average Annual Total Returns (for the periods ended 12/31/2010)	1 Year	Since Inception (11/28/07)*

Fund Return Before Taxes	16.20%	(2.51)%

Fund Return After Taxes on Distributions	13.74%	(4.34)%

Fund Return After Taxes on Distributions and Sale of Shares	10.56%	(3.21)%

S&P Global LargeMidCap Index (reflects no deduction for fees, expenses or taxes)	13.40%	(3.69)%

*	S&P Global LargeMidCap Index since inception return from 11/30/2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”) and located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers and Sub-Advisers.

Mr. Gregory M. Lester, Managing Director of the Adviser and Portfolio Manager of the Adviser’s portion of the Fund since inception, is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. Mr. Lester joined the Adviser in 2003.

Mr. Harold S. Woolley, Managing Director of the Adviser, has shared responsibility for the day-to-day investment management of the Adviser’s portion of the Fund since inception. Mr. Woolley joined Bessemer in 1985.

Mr. Edward N. Aw, Principal and Head of Quantitative Strategies of the Adviser, has shared responsibility for the day-to-day investment management of the Adviser’s portion of the Fund since inception. Mr. Aw joined the Adviser in 2004.

Franklin Advisers, Inc. (“Franklin”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Dr. Michael Hasenstab has been the portfolio manager of Franklin’s portion of the Fund since inception. Dr. Hasenstab joined Franklin Templeton Investments in 1995.

Shenkman Capital Management, Inc. (“SCM”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. Mark R. Shenkman, Frank X. Whitley and Steven N. Schweitzer have been primarily responsible for the day-to-day management for SCM’s portion of the Fund since September 24, 2008. Mr. Shenkman founded SCM in 1985. Mr. Whitley joined the firm in 1988 and Mr. Schweitzer joined in 1996.

BlackRock Financial Management, Inc. (“BlackRock”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Mr. Akiva Dickstein has been the portfolio manager of BlackRock’s portion of the Fund since September 25, 2009. Mr. Dickstein joined BlackRock in 2009. Mr. John Vibert has been a portfolio manager of BlackRock’s portion of the Fund since 2010. Mr. Vibert joined Blackrock in 2008.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 30 of this Prospectus.

Tax Information

For important information about taxes, please turn to the section entitled “Tax Information” on page 30 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 30 of this Prospectus.

Old Westbury Real Return Fund

Investment Goal

The Fund’s goal is to seek real capital appreciation in inflationary environments.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Other Expenses	0.30%

Total Annual Fund Operating Expenses(1)	1.15%

Less Fee Waiver	(0.05)%

Total Annual Fund Operating Expenses After Fee Waiver(1)	1.10%

(1)

Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2013 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.10%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$355	$623	$1,388

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2010, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio. During the fiscal year ended October 31, 2011, the Fund’s portfolio turnover rate (unaudited) was 106% of the average value of its portfolio.

Principal Investment Strategies

The Fund intends to invest in a portfolio of instruments that Bessemer Investment Management LLC (the “Adviser”) believes should benefit in environments of increasing inflation. Under normal circumstances, the Fund primarily invests its assets among the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level of inflation: inflation-protected securities such as TIPS and similar bonds issued by governments outside of the U.S., floating-rate bonds issued by various government and corporate entities, commodities, real estate investment trusts or REITs, securities and derivatives linked to the price of other assets (such as commodities, stock indexes and real estate), and equity securities of domestic and foreign companies within the natural-resources and agricultural sectors and related industries. The Fund also may invest in ETFs, convertible securities, structured notes and private placements. The Adviser attempts to manage the Fund’s “real return” (which equals total return less the estimated cost of inflation) by investing in instruments that the Adviser believes should perform better than other instruments during a period of time when inflation is rising. The Fund also attempts to hedge against inflationary pressures by investing in non-traditional instruments such as derivative instruments and commodities. The Adviser may also engage in options and futures transactions. Derivatives may be used to increase returns and/or to hedge or protect the Fund’s exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. In addition, the Fund may engage in short selling and other investment techniques.

The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in OWF Real Return Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment goal as the Fund. In addition, the Subsidiary (like the Fund) will limit its investment in illiquid assets to 15% of its net assets. In this regard, the Fund’s investment in the Subsidiary is considered liquid. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these investments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial. To the extent of the Fund’s investment in the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other investments in which the Subsidiary invests, which are discussed elsewhere in the Prospectus.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Non-Diversified Risk—The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund which may cause the Fund to be more volatile.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions.

Smaller Company Risk—Smaller companies may be more vulnerable to market downturns and adverse business or economic events.

Foreign Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Real Estate Investment Trusts Risk—Real estate investment trusts or REITs carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT and adverse changes to the tax laws.

Fixed Income Securities Risk—Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall.

U.S. Government Obligations Risk—U.S. government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. government.

Inflation-Protected Securities Risk—The value of an inflation-protected debt security generally will fall when real interest rates rise.

Convertible Securities Risk—Convertible Securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock.

Derivatives Risk—Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates.

Structured Notes Risk—Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates.

Commodities Risk—The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The operations and financial performance of companies in the agricultural, natural resources and related industries may be directly affected by commodity prices. This risk is exacerbated for those companies that own the underlying commodity.

Restricted Securities Risk—Restricted securities carry the risk that few potential purchasers for such securities may exist.

Short Sales Risk—Short sales involve the risk that losses may be exaggerated, potentially causing the Fund to lose more money than the actual cost of the investment.

Certain Tax Risk—The tax treatment and characterization of the Fund’s distribution may vary significantly from time to time because of the varied nature of the Fund’s investments. The Fund’s Subsidiary will be treated as a “controlled foreign corporation” and the Fund will be treated as a “U.S. shareholder” of the Subsidiary for U.S. federal income tax purposes. As a result, the Fund will be required to currently include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income”, whether or not such income is distributed by the Subsidiary, and there will be a corresponding adjustment to the Fund’s tax basis in the subsidiary. This reporting disparity may give rise to differences when calculating distributable earnings or deficits under U.S. GAAP and U.S. federal income tax rules, and such differences could be material.

Subsidiary Risk—Because the Fund will invest a portion of its assets in the Subsidiary, which may hold commodities, commodities-related instruments, derivatives and other investments described in this Prospectus, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodities, commodities-related instruments, derivatives and other investments.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. Effective January 1, 2011, the Fund changed its primary benchmark to the Dow Jones UBS Commodity Index, which more closely reflects the Fund’s investment strategy. The Barclays Capital U.S. TIPS Index is the Fund’s secondary benchmark. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 16.70% (quarter ended 12/31/2010) and the lowest return for a quarter was (28.95)% (quarter ended 12/31/2008). Year to date return as of 9/30/2011 was (9.43)%.

Average Annual Total Returns (for the periods ended 12/31/2010)	1 Year	5 Years	Since Inception (4/30/05)

Fund Return Before Taxes	15.75%	5.30%	6.65%

Fund Return After Taxes on Distributions	13.99%	4.04%	5.47%

Fund Return After Taxes on Distributions and Sale of Shares	10.24%	4.10%	5.31%

Dow Jones UBS Commodity Index (reflects no deduction for fees, expenses or taxes)	16.83%	1.18%	3.57%

Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	6.31%	5.33%	4.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”) and located at 630 Fifth Avenue, New York, New York 10111. The Adviser also serves as the investment adviser for the Fund’s Subsidiary.

Portfolio Managers.

Mr. W. Preston Stahl, Managing Director of the Adviser and Portfolio Manager of the Fund since inception, is primarily responsible for the day-to-day investment management of the Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. Mr. Stahl joined Bessemer in 2000.

Mr. Harold S. Woolley, Managing Director of the Adviser, has shared responsibility for the day-to-day investment management of the Fund since inception, with particular emphasis on investments in TIPS. Mr. Woolley joined Bessemer in 1985.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 30 of this Prospectus.

Tax Information

For important information about taxes, please turn to the section entitled “Tax Information” on page 30 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 30 of this Prospectus.

Old Westbury Fixed Income Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.31%

Total Annual Fund Operating Expenses(1)	0.76%
Less Shareholder Servicing Fee Waiver(2)	(0.10)%

Total Annual Fund Operating Expenses After Fee Waiver(1)	0.66%

(1)

Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2013, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any) and after the application of the shareholder servicing fee commitment, at 0.70%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

(2)

Bessemer Trust Company, N.A. has contractually committed through October 31, 2013, to waive its shareholder servicing fee for the Fund to the extent necessary to maintain a maximum shareholder servicing fee for the Fund at 0.10%. The shareholder servicing fee commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$223	$403	$924

Portfolio Turnover

The Fund pays transaction costs, such as commission, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2010, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio. During the fiscal year ended October 31, 2011, the Fund’s portfolio turnover rate (unaudited) was 76% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment-grade bonds and notes. The Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. government securities. The Adviser attempts to manage the Fund’s “total return” (which includes both changes in principal value of the Fund’s securities and income earned) by lengthening or shortening the average maturity of the Fund’s securities according to whether the Adviser expects market interest rates to increase or decline. The Fund may also engage in futures and options transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. In addition, the Fund may invest in ETFs, convertible securities, municipal securities, and inflation-protected securities such as TIPS and similar bonds issued by governments outside of the U.S.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk—Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

U.S. Government Obligations Risk—U.S. government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. government.

Inflation-Protected Securities Risk—The value of an inflation-protected debt security generally will fall when real interest rates rise.

Mortgage-Backed and Asset-Backed Securities Risk—Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets and delinquencies and losses of the underlying mortgage or assets.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities.

Convertible Securities Risk—Convertible Securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock.

Foreign Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Derivatives Risk—Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 7.61% (quarter ended 12/31/2008) and the lowest return for a quarter was (1.99)% (quarter ended 6/30/2008). Year to date return as of 9/30/2011 was 3.95%.

Average Annual Total Returns (for the periods ended 12/31/2010)	1 Year	5 Years	10 Years

Fund Return Before Taxes	4.85%	5.98%	5.41%

Fund Return After Taxes on Distributions	3.66%	4.54%	3.95%

Fund Return After Taxes on Distributions and Sale of Shares	3.18%	4.30%	3.79%

Barclays Government/Credit Total Index (reflects no deduction for fees, expenses or taxes)	6.59%	5.56%	5.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”) and located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Manager. Mr. Harold S. Woolley, Managing Director of the Adviser, is the Portfolio Manager of the Fund. Mr. Woolley joined Bessemer in 1985 and has managed the Fund since its inception.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 30 of this Prospectus.

Tax Information

For important information about taxes, please turn to the section entitled “Tax Information” on page 30 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 30 of this Prospectus.

Old Westbury Municipal Bond Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.43%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses(1)	0.74%
Less Shareholder Servicing Fee Waiver(2)	(0.10)%

Total Annual Fund Operating Expenses After Fee Waiver(1)	0.64%

(1)

Bessemer Investment Management LLC (the “Adviser”) has contractually committed through October 31, 2013, to waive its advisory fee to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any) and after the application of the shareholder servicing fee commitment, at 0.70%. This commitment may be changed or terminated at any time with the approval of the Board of Directors.

(2)

Bessemer Trust Company, N.A. has contractually committed through October 31, 2013, to waive its shareholder servicing fee for the Fund to the extent necessary to maintain a maximum shareholder servicing fee for the Fund at 0.10%. The shareholder servicing fee commitment may be changed or terminated at any time with the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$217	$392	$900

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2010, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio. During the fiscal year ended October 31, 2011, the Fund’s portfolio turnover rate (unaudited) was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment-grade municipal securities, which includes tax-free debt securities of states, territories, and possessions of the U.S. and political subdivisions and taxing authorities of these entities, with a goal of seeking total return (consisting of current income that is exempt from regular federal income tax and capital appreciation). At least 80% of the Fund’s income from investments in municipal securities will be exempt from regular federal income tax. Interest from the Fund’s investments may be subject to the federal alternative minimum tax. The Fund invests, as a non-fundamental policy, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds. The Fund also may invest in ETFs.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk—Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall.

Focus Risk—To the extent that the Fund focuses on investments within a single state, its performance can be more volatile than that of a fund that invests more broadly.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Liquidity Risk—Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable time or price.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund to a broad-based securities index. Effective January 1, 2011, the Fund changed its benchmark from the Barclays Municipal Bond Index to the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index, which more closely reflects the Fund’s investment strategy. The Fund also compares its performance to the Lipper Short-Intermediate Municipal Debt Funds Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance shown below reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would have been lower.

Annual Total Returns (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 6.15% (quarter ended 9/30/2009) and the lowest return for a quarter was (3.99)% (quarter ended 12/31/2010). Year to date return as of 9/30/2011 was 4.59%.

Average Annual Total Returns (for the periods ended 12/31/2010)	1 Year	5 Years	10 Years

Fund Return Before Taxes	2.44%	4.23%	4.51%

Fund Return After Taxes on Distributions	2.35%	4.20%	4.36%

Fund Return After Taxes on Distributions and Sale of Shares	2.73%	4.05%	4.24%

Bank of America Merrill Lynch 1-12 Year Municipal Bond Index (reflects no deduction for fees, expenses and taxes)	3.04%	4.71%	4.91%

Lipper Short-Intermediate Municipal Debt Funds Index (reflect no deduction for taxes)	2.48%	3.54%	3.70%

Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.38%	4.09%	4.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC is a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”) and located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Manager. Mr. Bruce A. Whiteford, Managing Director of the Adviser, is the Portfolio Manager of the Fund. Mr. Whiteford joined Bessemer in 1996 and has managed the Fund since its inception.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 30 of this Prospectus.

Tax Information

We will pass on to the Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Fund generally will be taxed as described in the paragraph above. For additional information, see the section entitled “Taxes” on page 48 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 30 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES

To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent (as defined below). Shares of a Fund will be sold at its next determined net asset value.

For additional information regarding the purchase and sale of Fund shares, please turn to the sections entitled “What Do Shares Cost?” on page 42, “How Do I Purchase Shares?” on page 43 and “How Do I Redeem Shares?” on page 44 of this Prospectus.

TAX INFORMATION

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

FINANCIAL INTERMEDIARY COMPENSATION

Each Fund pays Bessemer Trust Company, N.A. (“Bessemer”) a shareholder servicing fee for certain shareholder support services. Bessemer may in turn engage other parties including broker/dealers, banks, trust companies, investment advisers and other financial institutions and intermediaries to provide such shareholder support services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. Please turn to the section entitled “Distribution and Shareholder Servicing of Fund Shares” on page 49 of this Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Goals

The investment goal of each Fund described above is not fundamental and may be changed without shareholder approval by the Board of Directors.

Risks of Investing in the Funds

Following is a description of the principal risks specific to an investment in a particular Fund or Funds. The Funds’ Statement of Additional Information (“SAI”) includes further information about the Funds, their investments and related risks.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Foreign Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, a Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return. Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time. Although depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Smaller Company Risk—Smaller companies may be more vulnerable to market downturns and adverse business or economic events. Smaller companies may also have more limited financial resources and business operations than larger, more established companies. Smaller company securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to market risk that the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector in which the ETF invests. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses. ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

Non-Diversified Risk—The Global Opportunities Fund and Real Return Fund are non-diversified, which means that they may invest their assets in a smaller number of issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by one of these Funds could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Non-diversified funds may be subject to greater volatility than diversified funds.

Fixed Income Securities Risk—Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. Fixed income securities also may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. You can expect the net asset value of a Fund to fluctuate accordingly. Fixed income securities also have credit risks. The credit quality of a debt security is based upon the issuer’s ability to repay the security. If payments on a debt security are not made when due, that may cause the net asset value of a Fund holding the security to go down. Fixed income securities also may be subject to call risk. If interest rates decline, an issuer may repay (or “call”) a debt security held by a Fund prior to its maturity.

U.S. Government Obligations Risk—Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Mortgage-Backed and Asset-Backed Securities Risk—Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including: sensitivity to changes in interest rates, prepayment and contraction risk, risk of default of the underlying mortgage or assets, delinquencies and losses of the underlying mortgage or assets, a decline in or flattening of housing values and limited liquidity in the secondary market. Delinquencies and losses on residential mortgage loans generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Growth Style Investment Risk—Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long-term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general. Thus, a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

Value Style Investment Risk—Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Convertible Securities Risk—The value of convertible securities may fall when interest rates rise. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because it is convertible into or exercisable for common stock at a stated price or rate. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt. Certain convertible securities may be illiquid and therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

Derivatives Risk—Gains or losses involving derivatives such as futures, options, swap agreements and forward foreign currency exchange contracts may be substantial, because a relatively small price movement in the underlying security, instrument, currency or index may result in a substantial gain or loss for a Fund. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

As is indicated above, the Funds’ SAI includes additional disclosure regarding the Funds’ investments and related risks. The SAI includes further information regarding the additional, particular risks associated with different types of derivatives that may be used by the Funds, such as futures, options, swap agreements and forward foreign currency exchange contracts.

Structured Notes Risk—Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates. The terms of structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. These securities may be less liquid than other types of securities, and may be more volatile than their underlying instruments. The percentage by which the value of a structured note decreases may be far greater than that of its underlying instruments.

Commodities Risk—Commodities may subject a Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The operations and financial performance of companies in the agricultural, natural resources and related industries may be directly affected by commodity prices. This risk is exacerbated for those companies that own the underlying commodity.

Inflation-Protected Securities Risk—The risk that the value of inflation-protected debt securities will change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Restricted Securities Risk—Restricted securities also carry the risk that few potential purchasers for such securities may exist. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

Short Sales Risk—Short sales involve the risk that losses may be exaggerated, potentially causing a Fund to lose more money than the actual cost of the investment. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Credit Risk—A Fund may lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. This risk is increased when a portfolio security is downgraded or the perceived creditworthiness of an issuer or counterparty deteriorates.

Liquidity Risk—A chance that a Fund may not be able to sell securities or other instruments timely at desired prices. During periods of reduced market liquidity, the difference between the price at which a security can be bought and the price at which it can be sold can widen, and the Fund may not be able to sell a security readily at a price that reflects what the Fund believes it should be worth. Less liquid securities can also become more difficult to value.

Real Estate Investment Trusts Risk—Real estate investment trusts or REITs carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT and adverse changes to the tax laws. REIT investments also typically generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates.

Loan Participations and Assignments Risk—Loans that are below investment grade entail default and other risks greater than those associated with higher rated loans. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Investments in loans through a direct assignment of the financial institution’s interests with respect to a loan may involve additional risks to the Fund, including, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender, or the Fund bearing the costs and liabilities associated with owning and disposing of the collateral upon a foreclosure of the loan. Loans in which the Fund may invest may not be readily marketable and may be subject to restrictions on resale.

Certain Tax Risk—The tax treatment and characterization of a Fund’s distribution may vary significantly from time to time because of the varied nature of the Fund’s investments. In addition, certain Fund investments may generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. The ultimate tax characterization of a Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. While a portion of a Fund’s income distributions may qualify as tax-advantaged dividends, enabling certain investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of a Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the portion, if any, of a Fund’s distributions that qualifies for favorable tax treatment may be affected by Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code of 1986, as amended the (“Code”), and future changes in tax laws and regulations.

The Real Return Fund’s Subsidiary will be treated as a “controlled foreign corporation” and the Fund will be treated as a “U.S. shareholder” of the Subsidiary for U.S. federal income tax purposes. As a result, that Fund will be required to include currently in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income”, whether or not such income is distributed by the Subsidiary, and there will be a corresponding adjustment to the Fund’s tax basis in the subsidiary. The reporting disparity may give rise to differences when calculating distributable earnings or deficits under U.S. GAAP and U.S. federal income tax rules, and such differences could be material. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

Subsidiary Risk—Because the Real Return Fund will invest a portion of its assets in the Subsidiary, which may hold commodities, commodities-related instruments, derivatives and other investments described in this Prospectus, the Real Return Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Real Return Fund; however, the Subsidiary (unlike the Real Return Fund) may invest without limitation in commodities, commodities-related instruments, derivatives and other investments. There can be no assurance that the investment goal of the Subsidiary will be achieved. By investing in the Subsidiary the Real Return Fund will gain exposure to commodities and commodity-linked instruments within the limits of Subchapter M of the Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). The IRS has issued a private letter ruling to the Real Return Fund confirming that “subpart F income” derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments, will constitute “qualifying income” under Subchapter M of the Code. However, the status of the Real Return Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Fund’s investment in the Subsidiary does not constitute qualifying income to the Real Return Fund. Furthermore, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Real Return Fund and/or the Subsidiary to operate as expected and could adversely affect the Real Return Fund.

Multi-Style Management Risk—Because certain portions of the Large Cap Strategies Fund’s, Global Small & Mid Cap Fund’s and Global Opportunities Fund’s assets are managed by different portfolio managers using different styles, the Funds could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

Focus Risk—To the extent that the Municipal Bond Fund focuses on investments within a single state, its performance can be more volatile than that of a fund that invests more broadly. Factors affecting a state, such as significant fiscal difficulties, an economic downturn, court rulings, increased expenditures, or reduced monetary support from the federal government, could impair the ability of issuers within that state to repay their obligations.

Investments in Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including ETFs, as an efficient means of carrying out their investment policies. Investment companies, including ETFs, incur certain expenses such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such additional expenses. To the extent a Fund invests in the securities of other investment companies, the acquired investment companies’ fees and expenses are reflected in the Fund’s fees and expenses.

The Funds may invest in investment companies, including ETFs, in excess of 1940 Act limitations on investments in other investment companies in reliance on SEC exemptive orders obtained by such investment companies. The limitation in the foregoing sentence does not apply to the Real Return Fund’s investment in the Subsidiary.

Temporary Investments

Each Fund may temporarily depart from its principal investment strategies by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.) in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or minimize potential losses during adverse market, economic, political, or other conditions or for other reasons. This may cause a Fund to temporarily forego greater investment returns for the safety of principal and a Fund may therefore not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

WHO MANAGES THE FUNDS?

The Board of Directors governs the Funds. The Board oversees the Adviser, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”).

Adviser

The Adviser either manages the Funds’ assets, including buying and selling portfolio securities, or supervises the sub-advisers who are responsible for the day-to-day management of the Funds. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111. The Adviser also serves as the investment adviser for the Real Return Fund’s Subsidiary.

Bessemer is a subsidiary of The Bessemer Group Incorporated (“BGI”). The Adviser, and other subsidiaries of BGI, advise or provide investment, fiduciary and personal banking services with total assets under supervision of approximately $60.4 billion as of September 30, 2011.

For its services under the Investment Advisory Agreement, the Adviser receives an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion
Large Cap Core Fund	0.70%	0.65%	0.60%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

Average net assets
Global Small & Mid Cap Fund	0.85%
Real Return Fund	0.85%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion
Global Opportunities Fund	1.10%	1.05%	1.00%
Large Cap Strategies Fund	0.90%	0.85%	0.80%

For the fiscal year ended October 31, 2011, the Funds each paid the actual net advisory fee as a percentage of its average net assets as follows: 0.70% for the Large Cap Core Fund; 0.70% for the Large Cap Strategies Fund; 0.78% for the Global Small & Mid Cap Fund; 0.88% for the Global Opportunities Fund; 0.80% for the Real Return Fund; 0.45% for the Fixed Income Fund; and 0.43% for the Municipal Bond Fund.

Information regarding the factors considered by the Board of Directors of the Funds in connection with the most recent approval of the Investment Advisory and Sub-Advisory Agreements is provided in the Funds’ Annual Report for the fiscal year ended October 31, 2010 and the Funds’ Semi-Annual Report for the fiscal period ended April 30, 2011.

As discussed in its Fund Summary under the caption “Principal Investment Strategies”, the Real Return Fund may, in part, pursue its investment goal by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory services to the Subsidiary. In consideration of these services, the Subsidiary pays the Adviser an annual advisory fee at the rate of 0.85% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed to exclude from the advisory fee calculation for the Real Return Fund the amount of the Fund’s assets invested in the Subsidiary. The Subsidiary also pays directly all of its other expenses.

Sub-Advisers

Dimensional Fund Advisors LP (“Dimensional”), located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, is responsible for the day-to-day management of a portion of the Global Small & Mid Cap Fund’s portfolio subject to the oversight of the Adviser. Dimensional was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors and clients of independent financial advisers. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of September 30, 2011, assets under management for all Dimensional affiliated advisors totaled approximately $195.3 billion. The fee of Dimensional is based on the assets that Dimensional is responsible for managing. The fee Dimensional receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee set forth above.

Champlain Investment Partners, LLC (“Champlain”), located at 346 Shelburne Road, Burlington, Vermont 05401, is responsible for the day-to-day management of a portion of the Global Small & Mid Cap Fund’s portfolio subject to the oversight of the Adviser. Champlain had approximately $3.78 billion in assets under management as of September 30, 2011. The fee of Champlain is based on the assets that Champlain is responsible for managing. The fee Champlain receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee set forth above.

Mondrian Investment Partners Limited (“Mondrian”), located at Fifth Floor, 10 Gresham Street, London EC2V 7JD is responsible for the day-to-day management of a portion of the Global Small & Mid Cap Fund’s portfolio subject to the oversight of the Adviser. Mondrian is owned by its employees. As of September 30, 2011, assets under management totaled approximately $64.46 billion. Mondrian’s fee is based on the assets that Mondrian is responsible for managing. The fee Mondrian receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee set forth above.

Franklin Advisers, Inc. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403, is responsible for the day-to-day management of a portion of the Global Opportunities Fund’s portfolio subject to the oversight of the Adviser. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly- traded global investment organization operating as Franklin Templeton Investments. As of September 30, 2011, assets under management totaled approximately $659.9 billion. The fee of Franklin is based on the assets that Franklin is responsible for managing. The fee Franklin receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee set forth above.

Shenkman Capital Management, Inc. (“SCM”), located at 461 Fifth Avenue, New York, New York 10017 is responsible for the day-to-day management of a portion of the Global Opportunities Fund’s portfolio subject to the oversight of the Adviser. SCM is independently owned by 15 senior team members, one outside director and the Shenkman Family. Mark R. Shenkman is SCM’s majority shareholder and serves as the firm’s President and Chief Investment Officer. As of September 30, 2011, SCM’s assets under management totaled approximately $16.5 billion. The fee of SCM is based on the assets that SCM is responsible for managing. The fee SCM receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee set forth above.

BlackRock Financial Management, Inc. (“BlackRock”), located at 40 East 52nd Street, New York, NY 10022, is responsible for the day-to-day management of a portion of the Global Opportunities Fund’s portfolio subject to the oversight of the Adviser. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc., a publicly-traded global investment services company. As of September 30, 2011, assets under management totaled approximately $3.35 trillion. BlackRock’s fee is based on the assets that BlackRock is responsible for managing. The fee BlackRock receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee set forth above.

Oldfield Partners LLP (“Oldfield”), located at 130 Buckingham Palace Road, London SW1W 9SA, United Kingdom, is responsible for the day-to-day management of a portion of the Large Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Oldfield is owned 76.5% by its executive partners and 23.5% by outside investors. As of September 30, 2011, assets under management totaled approximately $3.3 billion. Oldfield’s fee is based on the assets that Oldfield is responsible for managing. The fee Oldfield receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee set forth above.

Sands Capital Management, LLC (“Sands”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia, is responsible for the day-to-day management of a portion of the Large Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Sands is owned by Sands Capital Management LP (“Sands LP”). Frank Sands, Sr., Majorie R. Sands, Frank M. Sands, Jr. and Jessica K. Sands own indirectly a majority interest in

Sands LP with the remaining minority interest held by officers and employees of Sands. As of September 30, 2011, assets under management totaled approximately $16 billion. Sands’ fee is based on the assets that Sands is responsible for managing. The fee Sands receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee set forth above.

As described above, the Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Large Cap Strategies, Global Small & Mid Cap and Global Opportunities Funds. The Funds may in the future engage one or more additional sub-advisers. While a sub-adviser makes the day-to-day investment decisions for a Fund, the Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluating the Fund’s needs and the sub-adviser’s skills and performance on an ongoing basis. Based on its evaluation, the Adviser may, at any time, recommend to the Board that a Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser. The Adviser and the Funds have received exemptive relief from the SEC to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about the hiring, termination and replacement of Fund sub-advisers without obtaining approval from Fund shareholders. The Adviser or a Fund will inform the affected Fund’s shareholders of any actions taken in reliance on this relief.

The SAI contains additional information about the Adviser and the sub-advisers, as well as the Funds’ other service providers.

Portfolio Managers

Certain of the Funds are managed by individual portfolio managers, while others are managed by an investment team of co-managers. The individuals primarily responsible for the day-to-day investment management of the Funds are identified below. Information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the Funds they manage is available in the Funds’ SAI.

Large Cap Core Fund

Marc D. Stern, President and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day investment management of the Fund. Mr. Stern joined the Adviser in August 2004. From March 1995 until August 2004, Mr. Stern’s roles at Bernstein Investment Research & Management, a unit of Alliance Capital Management LP, included chairman of the private client investment policy group. Mr. Stern previously served as Director of Acquisitions for a division of PepsiCo, Inc. from July 1990 until February 1995. Previously, he worked as a management consultant for McKinsey & Company, August 1984 to August 1986 and July 1988 to July 1990. He received his BS in Finance in 1984 from the Wharton School at University of Pennsylvania and his MBA in Economics in 1988 from the Darden School at University of Virginia.

Mr. John Alexander Christie, Principal of the Adviser, is a member of the investment team responsible for managing the Fund. Mr. Christie joined the Adviser in March 2006. Prior to his current role, he served as a senior analyst for the Old Westbury Real Return Fund and prior to that as a research analyst covering the energy and utilities sectors for Large Cap U.S. Equities portfolios. Prior to joining the Adviser, he was a senior associate analyst at UBS from 2004-2006. He previously worked as an equity analyst for Banc One Investment Advisors from 2002 to 2004. Mr. Christie received his BS in Mechanical Engineering from the University of California (Santa Barbara) in 1997 and his MBA from Duke University Fuqua School of Business in 2002.

Mr. Alex Lloyd, Senior Vice President of the Adviser, is a member of the investment team responsible for managing the Fund. Mr. Lloyd joined the Adviser in July 2009. Prior to his current role, he served as an Associate Portfolio Manager with analytical responsibility for the consumer sector for Global Large Cap Equities portfolios. Prior to joining the Adviser, Mr. Lloyd was at AXA Investment Managers from October 2003 to May 2009 in various positions, including serving as an equity analyst, head of research and portfolio manager for UK Equities. He previously worked as a Pan-European equity analyst at Fidelity Investments from September 2000 to September 2003. His experience also includes working as a strategy consultant in a wide range of industries at Mercer Management Consulting from March 1994 to May 1999. Mr. Lloyd received his MA degree in Economics from Cambridge University, United Kingdom in 1993 and his MBA from INSEAD, France in 2000.

Large Cap Strategies Fund

Ms. Lois Roman is Managing Director and Head of Global Equities for the Adviser and Portfolio Manager of the Adviser’s portion of the Fund. Ms. Roman is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund’s assets and is responsible for implementing and monitoring the overall portfolio management of the Fund. Ms. Roman joined the Adviser in July 2005. Prior to joining the Adviser, Ms. Roman served as Managing Director and Portfolio Manager at Oppenheimer Capital during the years of 2003 to 2005. Prior to Oppenheimer Capital, Ms. Roman served as Managing Director and Head of the Large Cap Value Portfolio Selection Team at Deutsche. Ms. Roman had spent 10 years with Scudder Stevens & Clark, and Zurich Scudder, predecessor of Deutsche. Prior to Deutsche, she was an analyst at Putnam Investments. Ms. Roman received her BA degree from Brandeis University in 1986 and her MBA from the Columbia Business School in 1991.

Mr. Harry Hagey, Jr., Principal of the Adviser, is a member of the investment team responsible for managing the Adviser’s portion of the Fund. Prior to his current role, Mr. Hagey served as the Global Sector Team Leader of the energy and materials sectors for Global Large Cap Equities portfolios. He also served as a research analyst for the consumer discretionary sector for Mid Cap U.S. Equities portfolios. He joined the Adviser in 2007. Prior to joining the Adviser, Mr. Hagey was a Portfolio Manager, Small Cap Generalist, at Artemis Investment Management from 2005 to 2007. Prior to Artemis he was a research analyst for the technology sector from 2000 to 2004 at Citigroup Asset Management. Mr. Hagey received his BA degree. in Economics in 1990 from Middlebury College in 1997 and his MBA from the Darden School at University of Virginia.

Mr. Jeffrey Rutledge, Principal of the Adviser, is a member of the investment team responsible for managing the Adviser’s portion of the Fund. He has previously served as a research analyst for the transportation and utilities sectors for Mid Cap Equities portfolios. He joined the Adviser in August 2004. Prior to joining the Adviser, Mr. Rutledge was a research associate for the aerospace and telecommunication sectors at Bear Sterns & Co. from April 2000 to July 2004. Mr. Rutledge received his BA degree in Industrial Engineering from Lehigh University in 1989 and his MS in Management and Finance in 1989 from the United States Naval Postgraduate School. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Mr. Richard Oldfield is the portfolio manager of Oldfield’s portion of the Fund. Mr. Oldfield is CEO and a Partner of Oldfield. Prior to founding Oldfield he was chief executive of Alta Advisers Ltd (“Alta”) from 1997 to 2005, where one of his roles was to manage the global equities portfolios. Before joining Alta he was a director of Mercury Asset Management plc, head of the global team, and managing director of Mercury Asset Management International Ltd. Mr. Oldfield joined S.G. Warburg & Co in 1977 upon graduating from Oxford University. He received a BA (Honours) in History from Oxford University in 1977.

Mr. David Levanson is a portfolio manager of Sand’s portion of the Fund. Mr. Levanson, Managing Director, Senior Research Analyst and Senior Portfolio Manager of Sands, worked for Sands from 1992-1994 and rejoined Sands in 2002. From 1996 to 1999 he was a Vice President and Research Analyst at State Street Research & Management and from 1999 to 2002 he worked as a Research Analyst at MFS Investment Management. Prior to joining Sands in 1992, Mr. Levanson was a Research Analyst at the Capital Management Group, Folger Nolan Fleming Douglas, Inc. from 1990 to 1992. Mr. Levanson received his BS degree in Finance from the University of Florida and his MBA in 1996 from the Darden School at University of Virginia.

Mr. Sunil Thakor is a portfolio manager of Sand’s portion of the Fund. Mr. Thakor, Senior Research Analyst and Senior Portfolio Manager of Sands, has worked for Sands since 2004. Previous to his current positions, Mr. Thakor served as a Research Analyst and an intern at Sands from 2004-2005. Prior to joining Sands, he worked as an Associate and Analyst at Charles River Associates, Inc. from 1999 to 2004. Mr. Thakor received his BA degree in Economics-Mathematics from Colby College in 1999 and his MBA in 2006 from the Columbia Business School at Columbia University.

Global Small & Mid Cap Fund

Mr. John Hall, Managing Director and Portfolio Manager Mid Cap Equities for the Adviser, is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund’s assets and is responsible for implementing and monitoring the overall portfolio management of the Fund. Previously, Mr. Hall served as Director of Research of Mid Cap U.S. Equities for the Adviser. Prior to joining Bessemer in 1998, he was a portfolio accountant at Jennison Associates. Mr. Hall received a BS cum laude in Business Administration from Villanova University and MBA from Columbia Business School.

Dimensional manages its portion of the Fund’s portfolio using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel. The Investment Committee, currently consisting of ten members, is composed primarily of certain officers and directors of Dimensional. Investment strategies for the portion of the Fund managed by Dimensional are set by the Investment Committee, which also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In addition to implementing the policies and procedures established by the Investment Committee, the portfolio managers and traders make daily investment decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Dimensional Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day-to-day management of the category of portfolios indicated.

Domestic equities	Stephen A. Clark
Non-U.S. equities	Stephen A. Clark
Karen E. Umland, CFA
Joseph H. Chi, CFA
Jed S. Fogdall

Mr. Clark is a Senior Portfolio Manager and Vice President of Dimensional and chairman of the Investment Committee. Mr. Clark received his MBA from the University of Chicago and his BS from Bradley University. Mr. Clark joined Dimensional in 2001 and has been responsible for the portfolio management group since January 2006.

Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional and a member of the Dimensional Investment Committee. She received her BA from Yale University in 1988 and her MBA from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

Mr. Chi is a Portfolio Manager and Vice President of Dimensional and a member of the Dimensional Investment Committee. Mr. Chi has an MBA and BS from the University of California, Los Angeles and also a JD from the University of Southern California. Mr. Chi joined Dimensional in 2005.

Mr. Fogdall is a Portfolio Manager and Vice President of Dimensional and a member of the Dimensional Investment Committee. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined Dimensional in 2004.

Mr. Scott T. Brayman, CFA is the portfolio manager of Champlain’s portion of the Global Small & Mid Cap Fund. Mr. Brayman has served as Chief Investment Officer and Managing Partner of Champlain since September 2004 and has led Champlain’s investment team since such time. Prior to joining Champlain, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. and served as a Portfolio Manager with Sentinel Advisors, Inc. where he was employed from June 1995 to September 2004. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor’s Degree in Business Administration. He earned his Chartered Financial Analyst designation in 1995 and is a member of the CFA Institute and the Vermont CFA Society. He has more than 25 years of investment experience.

Dr. Ormala Krishnan, PhD, is the portfolio manager of Mondrian’s portion of the Global Small & Mid Cap Fund. Dr. Krishnan joined Mondrian in 2000. Prior to joining Mondrian, Dr. Krishnan was an investment consultant with William M Mercer. She received her BSc in Pure and Applied Mathematics from the National University of Singapore and her MSc in Actuarial Science from City University, London. In 2006, Dr. Krishnan completed her Doctoral program in Investment and Finance from Sir John Cass Business School, City of London. She has more than 17 years of investment experience.

Global Opportunities Fund

Mr. Gregory M. Lester, Managing Director of the Adviser and Portfolio Manager of the Adviser’s portion of the Fund, is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. From 2005 to 2007, Mr. Lester was the Adviser’s Director of Research for U.S. Large Cap portfolios. Prior to joining the Adviser in 2003, Mr. Lester was an investment analyst at American Century Investment Management, Inc., covering healthcare stocks for its American Century Growth Fund. Mr. Lester began his career as a mergers and acquisitions associate at PaineWebber, where he spent five years. Mr. Lester earned a BS from Georgetown University and an MBA from New York University Leonard N. Stern School of Business. He is a Chartered Financial Analyst.

Mr. Harold S. Woolley, Managing Director of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Mr. Woolley’s background and experience are described in the “Fixed Income Fund” sub-section below.

Mr. Edward N. Aw, Principal and Head of Quantitative Strategies of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Prior to joining the Adviser in 2004, Mr. Aw was a quantitative analyst for five years at Deutsche Investment Management Americas. Previously, Mr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Mr. Aw earned a BA from the State University of New York at Stony Brook and an MBA from the Frank G. Zarb School of Business at Hofstra University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Dr. Michael Hasenstab is the portfolio manager of Franklin’s portion of the Fund. Dr. Hasenstab joined Franklin Templeton Investments in 1995. In addition to managing Franklin’s portion of the Fund, Dr. Hasenstab manages accounts for other institutional clients. Dr. Hasenstab earned a BA from Carleton College, a Master’s degree in Economics from the Australian National University and a Ph.D. in Economics from the Asia Pacific School of Economics and Management at Australian National University.

Mr. Mark R. Shenkman is a portfolio manager of SCM’s portion of the Fund. Mr. Shenkman, President and Chief Investment Officer of SCM, founded SCM in 1985. He has 42 years of investment experience, and 33 years of high yield investment experience. Mr. Shenkman received a BA from the University of Connecticut (1965) and an MBA from The George Washington University (1967). He also received a Doctor of Humane Letters, honoris causa, from the University of Connecticut (2007).

Mr. Frank X. Whitley is a portfolio manager of SCM’s portion of the Fund. Mr. Whitley, Vice Chairman and Senior Portfolio Manager of SCM, joined the firm in 1988. He has 26 years of high yield investment experience. Mr. Whitley received a BS from Seton Hall University (1980) and an MBA from Fordham University (1985).

Mr. Steven N. Schweitzer is a portfolio manager of SCM’s portion of the Fund. Mr. Schweitzer, Senior Vice President and Portfolio Manager of SCM, joined the firm in 1996. He has 15 years of high yield investment experience. Mr. Schweitzer earned a BA from the State University of New York at Binghamton (1989) and an MBA from Bernard Baruch College (1996).

Mr. Akiva Dickstein is a portfolio manager of BlackRock’s portion of the Fund. Mr. Dickstein, a Managing Director of BlackRock, joined BlackRock’s Fixed Income Portfolio Management Group in 2009 as the lead portfolio manager for mortgages. From 2001 to 2009, he served as a Managing Director and head of U.S. Rates & Structured Credit Research Group at Merrill Lynch. Mr. Dickstein earned a BA in Economics, summa cum laude, from Yale University, and an MA in Physics from Princeton University.

Mr. John Vibert is a portfolio manager of BlackRock’s portion of the Fund. Mr. Vibert, a Managing Director of BlackRock, joined the Securitized Assets Investment Team within BlackRock’s Fundamental Fixed Income Portfolio Management Group in 2008. Prior to joining BlackRock, Mr. Vibert was a Managing Director, head of adjustable-rate mortgage trading and co-head of non-agency mortgage trading at Credit Suisse. From 2003 to 2005, he was an Executive Director at Morgan Stanley where he was responsible for non-agency mortgage backed securities trading. Previously, Mr. Vibert held trading and research roles at Credit Suisse and Salomon Brothers. Mr. Vibert earned his BS in Operations Research and Industrial Engineering from Cornell University (1993).

Real Return Fund

Mr. W. Preston Stahl, Managing Director of the Adviser and Portfolio Manager of the Real Return Fund, is primarily responsible for the day-to-day investment management of the Real Return Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. He has worked as an analyst since 1996, initially with Brundage, Story and Rose, LLC, which was acquired by Bessemer in 2000. Mr. Stahl graduated with a BS from Vanderbilt University, an MBA from Tulane University, and an M. Sc. from the London School of Economics and Political Science. He is a Chartered Financial Analyst.

Mr. Harold S. Woolley, Managing Director of the Adviser and Portfolio Manager of the Fixed Income Fund, shares responsibility for the day-to-day investment management of the Real Return Fund, with particular emphasis on investments in TIPS. Mr. Woolley’s background and experience are described in the “Fixed Income Fund” sub-section below.

Fixed Income Fund

Mr. Harold S. Woolley, Managing Director of the Adviser and Portfolio Manager of the Fixed Income Fund, is primarily responsible for the day-to-day investment management of the Fixed Income Fund. Mr. Woolley has headed the fixed income investments group at Bessemer since 1985. Prior to joining Bessemer in 1985, Mr. Woolley was a Managing Director and Head of Fixed Income Investments for the Equitable Investment Management Corp. and a Vice President of the Equitable Life Assurance Society of the U.S. Mr. Woolley graduated with a BA from Bucknell University, and holds an MBA from the Amos Tuck School of Graduate Business, Dartmouth College. Mr. Woolley is a Chartered Financial Analyst.

Municipal Bond Fund

Mr. Bruce A. Whiteford, Managing Director of the Adviser and Portfolio Manager of the Municipal Bond Fund, is primarily responsible for the day-to-day investment management of the Municipal Bond Fund. Prior to joining Bessemer in 1996, Mr. Whiteford oversaw $5 billion in fixed income investments as Vice President, Manager - U.S. Fixed Income Funds Group, Chase Asset Management, a division of Chase Manhattan Bank, N.A. from 1986 to 1996. Mr. Whiteford graduated from the University of South Carolina with a BS in Finance.

WHAT DO SHARES COST?

You can buy shares of a Fund at net asset value (“NAV”), without a sales charge, on any day the NYSE is open for business. NAV is determined at the end of regular trading (normally 4:00 p.m., Eastern time) each day the NYSE is open. Your purchase order must be received in proper form (as described below) by 4:00 p.m. (Eastern time) in order to receive that day’s NAV.

Each Fund’s NAV is computed by dividing the value of the Fund’s net assets (i.e., the value of a Fund’s securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Funds are valued in such manner as the Board of Directors, in good faith, deems appropriate to reflect their fair value. If events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the normal trading session of the NYSE, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; or (5) any other security which the Adviser, sub-advisers or the Funds’ Pricing Committee feel does not represent a reliable current price. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single factor for determining the fair value of a security, but rather several factors are used, including an evaluation of the forces that influence the market in which the security is purchased or sold, in determining whether a market price is readily available and, if not, the security’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The Board of Directors has adopted pricing and valuation procedures for determining the value of Fund shares. The Board of Directors receives and reviews quarterly reports regarding any valuation issues that arose during the preceding quarter.

To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In special circumstances, these minimums may be waived or lowered at the Funds’ discretion.

HOW DO I PURCHASE SHARES?

Each prospective investor in the Funds must first submit an account application in good order. An account application may be rejected at the discretion of the Funds and/or Adviser at any time and for any reason. Once an application is approved, shares of each Fund may be purchased by mail or by wire through BNY Mellon Distributors Inc. (the “Distributor”) or through broker/dealers or other financial institutions that have an agreement with the Distributor (a “Selling Agent”). Each of the Funds, Adviser and Distributor reserves the right to reject any purchase request at any time, for any reason. See also “Market Timing Policies.”

If you purchase shares directly from the Distributor, your account will be maintained by the transfer agent of the Funds, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”); you will not be considered a customer of the Distributor. For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your Social Security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. All applications for purchase must be approved by the Adviser. Please review your account application for additional information.

By Mail

Through a Selling Agent

Contact your Selling Agent for instructions. Shares will be issued upon receipt of payment by the Funds in which you are investing (see “Additional Conditions—Transactions Through Intermediaries”).

Through the Distributor

•	Contact the Transfer Agent to request a Purchase Application;

•	Complete the Purchase Application;

•	Obtain written Adviser approval; and

•	Mail it together with a check payable to Old Westbury Funds, to the following address:

Old Westbury Funds, Inc. P.O. Box 9767 Providence, RI 02940-9767

Subsequent investments in a Fund do not require a Purchase Application; however, the shareholder’s account number and Fund name must be clearly marked on the check to ensure proper credit.

The Funds will not accept the following payments: third party checks; money orders; bank starter checks; traveler’s checks; credit card convenience checks; or checks drawn in a foreign currency. All checks should be made payable to Old Westbury Funds.

By Wire

Investments may be made directly through the use of wire transfers of federal funds after an account has been established. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Distributor.

Through a Selling Agent

Contact your Selling Agent for instructions.

Through the Distributor

If you do not have a relationship with a Selling Agent, you may purchase shares directly from the Distributor by federal funds wire to the Transfer Agent, after completing the Purchase Application, submitting the Purchase Application to the Adviser for approval, and forwarding a copy to the Transfer Agent. No Purchase Application is required for subsequent investments.

Complete applications should be directed to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

HOW DO I REDEEM SHARES?

Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent. Redemptions will only be made on days when a Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be mailed or sent electronically the following business day, but in no event more than seven days, after the request is made. Generally, redemption requests are paid in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of a Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, a redemption request may be paid in securities of equal value.

By Telephone

Through your Selling Agent

Contact your Selling Agent for complete instructions. Your Selling Agent may accept your redemption request if you have previously elected this service. See “Additional Conditions” for information regarding telephone transactions.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

By Mail

Through your Selling Agent

Send a letter to your Selling Agent, indicating your name, the Fund name, your account number and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

For additional assistance, call (800) 607-2200.

Additional Conditions

Transactions Through Intermediaries

Selling Agents are authorized to accept purchase orders on behalf of the Fund at the Fund’s net asset value next determined after your order is received by a Selling Agent in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by the Selling Agent. Selling Agents may be authorized to designate other intermediaries to act in this capacity. Selling Agents may charge you a transaction fee on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Distributor. Selling Agents may be the shareholders of record of your shares. Selling Agents are responsible for transmitting requests and delivering funds on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the Selling Agents carry out their obligations to their customers.

Signature Guarantees

You must have a signature guarantee on the following written redemption requests:

•	when you want a redemption to be sent to you at an address other than the one you have on record with the Fund;

•	when your account address has changed within the last 10 business days;

•	when the redemption proceeds are being transferred to another Fund account with a different registration; or

•	when the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is designed to protect your account from fraud. We accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Limitations on Redemption Proceeds

Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets; or

•

during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the Securities and Exchange Commission (“SEC”), or by other order of the SEC.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund. The proceeds of your redemption of shares that were purchased by check may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer’s identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

Telephone Transactions

The Funds make every effort to ensure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

HOW DO I EXCHANGE SHARES?

You may exchange shares of a Fund for shares of any of the other Funds offered in this Prospectus free of charge, provided you meet the $1,000 minimum investment requirement. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. As stated above, the Funds reserve the right to reject any purchase order for any reason. Also see “Market Timing Policies” below. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Funds will provide shareholders with 60 days’ written notice prior to any modification of this exchange privilege. See “Additional Conditions—Telephone Transactions” for information regarding exchanging shares by telephone.

Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 9767 Providence, RI 02940-9767 or by calling 1-800-607-2200. Please provide the following information:

•	your name and telephone number;

•	the exact name on your account and account number;

•	taxpayer identification number (usually your Social Security number);

•	dollar value or number of shares to be exchanged;

•	the name of the Fund from which the exchange is to be made; and

•	the name of the Fund into which the exchange is being made.

MARKET TIMING POLICIES

The Funds are not designed for market timing strategies. If you intend to engage in market timing, do not invest in shares of the Funds. The Funds’ Board of Directors has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund shares that are intended to detect and deter market timing. Frequent purchases, and subsequent redemptions, or exchanges shortly thereafter may interfere with the most effective and efficient investment of assets of a Fund in accordance with its objectives and policies. Such trading practices may also cause dilution in value of a Fund’s shares held by long-term shareholders and may increase brokerage and administrative costs.

The Funds reserve the right to reject any purchase and/or exchange orders if, in the Adviser’s discretion, a shareholder (including all accounts under common ownership) engages in a trading practice which the Adviser believes may cause harm to the Fund or its shareholders. Moreover, the Funds reserve the right to reject any purchase request at any time, for any reason and may revoke telephone transaction privileges at any time. To minimize harm to the Funds and their shareholders, the Funds reserve the right to permanently refuse purchase and/or exchange requests.

The Funds do not knowingly accommodate excessive trading of shares and do not tolerate excessive trading when detected. In addition, the Funds have not created any arrangements, such as an automated exchange or redemption program, that would permit frequent trading. The Board of Directors receives periodic net asset inflow and outflow information reflecting purchase, exchange and redemption activities. The Board may determine to impose additional restrictions as they deem necessary, if any such transaction activities detrimental to long-term shareholders are discovered.

There can be no assurances that the Funds will be able to detect, anticipate or stop any such orders, exchanges or requests because of various factors. For example, the Funds may not be able to identify trading by a particular beneficial owner through omnibus accounts held by financial intermediaries since trading activity in the omnibus account is generally aggregated. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

ACCOUNT AND OTHER INFORMATION

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including distributions of any net investment income and realized net capital gains.

Fund Distributions

Distributions (if any) are paid to shareholders invested in the Funds on the record date. Distributions of any net investment income (dividends and interest less net expenses) are paid quarterly for the Fixed Income and Municipal Bond Funds and at least annually for the Large Cap Core, Large Cap Strategies, Global Small & Mid Cap, Global Opportunities and Real Return Funds. Realized net capital gains, if any, are declared and distributed at least annually. Your distributions will be automatically reinvested in additional shares unless you elect cash payments.

If you purchase shares just before a Fund declares a taxable distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which is generally subject to tax whether or not you reinvest the distribution in additional shares. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a distribution. Contact your investment professional or the Fund for information concerning when distributions will be paid.

Householding

In order to reduce shareholder expenses, we may mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Important Note Regarding “Lost Shareholders”

If you have elected to have your account dividends and/or distributions paid in cash, the Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable”. In such event, the Fund would then purchase additional Fund shares with any dividend or distribution payments. In order to change the option back to “cash” you would need to send the Transfer Agent written instructions as described above.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including state, local and foreign tax consequences of investing in a Fund. Please see the SAI for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Municipal Bond Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Municipal Bond Fund generally will be taxed as described in the paragraph above.

Corporate shareholders of certain Funds may be able to deduct a portion of their distributions when determining their taxable income.

Currently, an individual’s net long-term capital gain is subject to a maximum tax rate of 15%. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by certain Funds from their investments in certain U.S. and foreign corporations is currently subject to a maximum tax rate of 15%, as long as certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends. The current preferential income tax rates for net long-term capital gains and distributions attributable to certain dividends, absent a change in the law, will not apply after December 31, 2012.

Taxable distributions from a Fund generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will report to you the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS that would require you to include a pro rata portion of the Fund’s foreign taxes in your gross income and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Large Cap Strategies Fund, Global Small & Mid Cap Fund and Global Opportunities Fund may be eligible for this election, but we cannot assure you that they will make the election for any particular taxable year. It is not expected that any other Fund in this Prospectus will be eligible for this election.

As a regulated investment company for federal income tax purposes, each Fund must derive at least 90 percent of its gross income from certain qualifying sources. Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a pair of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a regulated investment company. The Real Return Fund and other Funds intend to limit their investments in commodity-linked derivatives in a manner designed to maintain their qualification as regulated investment companies under the Code. However, the IRS may not agree with determinations made by a Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized. Future developments in this area could necessitate a future change to the Real Return Fund’s principal investment strategies. The IRS has issued a private letter ruling to the Real Return Fund confirming that Subpart F income derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments, will constitute “qualifying income” under Subchapter

M of the Code. However, the status of the Real Return Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Real Return Fund’s investment in the Subsidiary does not constitute qualifying income to the Real Return Fund.

Your redemptions (including redemptions-in-kind) and exchanges of Fund shares generally will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

DISTRIBUTION AND SHAREHOLDER SERVICING OF FUND SHARES

BNY Mellon Distributors Inc. (the “Underwriter”) serves as principal underwriter to the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

The Funds have adopted a shareholder servicing plan. Under this plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to each Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, each Fund pays a maximum annual fee of up to 0.20% of its average daily net assets. With respect to the Fixed Income Fund and Municipal Bond Fund, Bessemer has contractually committed to waive its shareholder servicing fee to the extent necessary to maintain a maximum shareholder servicing fee at 0.10% through October 31, 2013. These shareholder servicing fee commitment arrangements may be changed or terminated at any time with the approval of the Board of Directors. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. Because the shareholder servicing fees paid to Bessemer are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Bessemer may make payments from time to time from its own resources for certain enumerated purposes.

INDEX DESCRIPTIONS

Below are descriptions of the various indices for the Funds. You cannot invest directly in an index.

S&P 500 Index: The S&P 500 Index is an unmanaged index that measures the performance of domestic stocks in all major industries.

MSCI EAFE Index: The MSCI EAFE Index is an unmanaged index generally representative of the performance of international stock markets.

MSCI World Small Cap Index: The MSCI World Small Cap Index is an unmanaged index representing the small cap segment in 23 of the world’s developed equity markets.

S&P Global LargeMidCap Index: The S&P Global LargeMidCap Index is an unmanaged, capitalization weighted index which includes companies in the top 85% of the S&P Global Broad Market Index (BMI), by capitalization. The S&P Global BMI is a comprehensive, rules-based index designed to measure global stock market performance and covers all publicly listed equities with float-adjusted market values of at least US$100 million in float market capitalization, and a value traded of at least US $50 million for the last 12-months at the time of the annual reconstitution.

Barclays U.S. TIPS (Treasury Inflation-Protected Securities) Index: The Barclays U.S. TIPS Index tracks the performance of inflation-protected securities issued by the U.S. Treasury with at least one year to maturity and $200 million in par amount outstanding.

Barclays Government/Credit Total Index: The Barclays Government/Credit Total Index is an unmanaged index composed of all bonds that are investment grade.

Barclays Municipal Bond Index: The Barclays Municipal Bond Index is an unmanaged index generally representative of performance of the tax-exempt bond market.

Bank of America Merrill Lynch 1-12 Year Municipal Bond Index: The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index is an unmanaged, market weighted index comprised of investment grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years.

S&P Global MidSmallCap Index: The S&P Global MidSmallCap Index is comprised of a combination of mid-cap and small-cap companies across developed and emerging market countries, representing the bottom 30% of the market’s cumulative available capital.

Dow Jones UBS Commodity Index: The Dow Jones UBS Commodity Index is an unmanaged index composed of futures contracts on physical commodities.

S&P Global ex-U.S. LargeCap Index: The S&P Global ex-U.S. LargeCap Index includes securities from all global markets excluding those domiciled in the U.S. The LargeCap size range encompasses the top 70% of securities (measured by float adjusted market cap) of the broad market index from each country. The S&P Global ex-U.S. LargeCap Index is a member of the S&P Global Broad Market Index (“BMI”), a rules-based set of indices measuring global stock market performance. The S&P Global BMI includes all securities with float-adjusted market capitalizations above US $100 million and annual value traded above US $50 million.

S&P Global LargeCap Index: The S&P Global LargeCap Index includes securities from all global markets. The LargeCap size range encompasses the top 70% of securities (measured by float adjusted market cap) of the broad market index from each country. The S&P Global LargeCap Index is a member of the S&P Global BMI, a rules-based set of indices measuring global stock market performance. The S&P Global BMI includes all securities with float-adjusted market capitalizations above US$100 million and annual value traded above US$50 million.

Lipper Short-Intermediate Municipal Debt Funds Index: The Lipper Short-Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. The Lipper index includes the expenses of the mutual funds included in the index.

S&P Global Broad Market Index: The S&P Global Broad Market Index (“BMI”), comprised of the S&P Developed BMI and S&P Emerging BMI, is a rules-based index measuring global stock market performance. The S&P Global BMI covers approximately 10,000 companies in 46 countries and includes all securities with float- adjusted market capitalizations above US $100 million and annual valued traded above US $50 million.

FINANCIAL INFORMATION

Financial Highlights

The following financial highlights are intended to help you understand each Fund’s financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all distributions.

Information for the past five fiscal years ended October 31, 2010 has been audited by Ernst & Young LLP, whose report, along with the Funds’ audited financial statements, is included in the Annual Report which is available upon request free of charge.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–LARGE CAP CORE FUND
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2011 (Unaudited)		Year Ended October 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.48		$10.67	$9.99	$15.89	$13.83	$12.20

Investment Operations:
Net investment income	0.03	(a)	0.05 (a)	0.07 (a)	0.09 (a)	0.07	0.06
Net realized and unrealized gains/(losses) on investments	1.49		0.79	0.65	(5.18)	2.05	1.62

Total from investment operations	1.52		0.84	0.72	(5.09)	2.12	1.68

Distributions:
Net investment income	(0.06)		(0.03)	(0.04)	(0.09)	(0.06)	(0.05)
Net realized gains	—		—	—	(0.72)	—	—

Total distributions	(0.06)		(0.03)	(0.04)	(0.81)	(0.06)	(0.05)

Net asset value, end of period	$12.94		$11.48	$10.67	$9.99	$15.89	$13.83

Total return	13.3	%(b)	7.9%	7.3%	(33.6)%	15.4%	13.8%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$579,046		$533,919	$417,298	$337,109	$489,157	$396,493
Ratio of expenses to average net assets before expense waivers	1.00	%(cd)	1.01%	1.03%	1.03%	1.04%	1.06	%(d)
Ratio of expenses to average net assets after expense waivers	1.00	%(c)	1.00%	1.00%	1.00%	1.01%	1.06%
Ratio of net investment income/(loss) to average net assets	0.44	%(c)	0.41%	0.75%	0.63%	0.48%	0.47%
Portfolio turnover rate	43	%(b)	64%	68%	95%	43%	56%

(a)	Calculated using the average shares method for the period.

(b)	Not Annualized.

(c)	Annualized.

(d)	There were no voluntary fee reductions during the period.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–LARGE CAP STRATEGIES FUND
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2011 (Unaudited)		Year Ended October 31,
			2010	2009	2008	2007		2006
Net asset value, beginning of period	$10.11		$8.95	$7.96	$15.04	$13.59		$11.23

Investment Operations:
Net investment income	0.06	(a)	0.09 (a)	0.11 (a)	0.19 (a)	0.17		0.14
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.52		1.20	1.08	(5.69)	2.24		2.30

Total from investment operations	1.58		1.29	1.19	(5.50)	2.41		2.44

Distributions:
Net investment income	(0.08)		(0.13)	(0.20)	(0.17)	(0.17)		(0.08)
Net realized gains	—		—	—	(1.41)	(0.79)		—

Total distributions	(0.08)		(0.13)	(0.20)	(1.58)	(0.96)		(0.08)

Net asset value, end of period	$11.61		$10.11	$8.95	$7.96	$15.04		$13.59

Total return	15.8	%(b)	14.6%	15.5%	(40.5)%	18.5%		21.9%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$3,121,009		$2,598,797	$2,044,236	$1,699,942	$2,173,900		$1,915,043
Ratio of expenses to average net assets before expense waivers	1.08	%(c)	1.09%	1.11%	1.11%	1.11	%(d)	1.14	%(d)
Ratio of expenses to average net assets after expense waivers	1.05	%(c)	1.05%	1.05%	1.10%	1.11%		1.14%
Ratio of net investment income to average net assets	1.16	%(c)	1.02%	1.36%	1.72%	1.15%		1.17%
Portfolio turnover rate	39	%(b)	64%	86%	66%	44%		50%

(a)	Calculated using the average shares method for the period.

(b)	Not Annualized.

(c)	Annualized.

(d)	There were no voluntary fee reductions during the period.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–GLOBAL SMALL & MID CAP FUND
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2011 (Unaudited)		Year Ended October 31,
			2010		2009		2008	2007		2006
Net asset value, beginning of period	$14.78		$12.05		$9.83		$15.45	$12.94		$10.69

Investment Operations:
Net investment income	0.04	(a)	0.04	(a)	0.02	(a)	0.08 (a)	0.09		0.07
Net realized and unrealized gains/(losses) on investments, foreign currency transactions and deferred taxes	2.50		2.79		2.23		(4.53)	2.93		2.21

Total from investment operations	2.54		2.83		2.25		(4.45)	3.02		2.28

Distributions:
Net investment income	(0.08)		(0.10)		(0.03)		(0.07)	(0.11)		(0.02)
Net realized gains	(0.29)		—		—		(1.10)	(0.40)		(0.01)

Total distributions	(0.37)		(0.10)		(0.03)		(1.17)	(0.51)		(0.03)

Net asset value, end of period	$16.95		$14.78		$12.05		$9.83	$15.45		$12.94

Total return	17.5	%(b)	23.7%		22.9%		(30.4)%	21.4%		21.4%

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$5,377,068		$4,147,915		$3,219,533		$2,941,943	$906,621		$698,492
Ratio of expenses to average net assets before expense waivers	1.17	%(c)	1.14	%(d)	1.11	%(d)	1.12%	1.13	%(e)	1.15	%(e)
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.11	%(c)	1.11%		1.11%		1.11%	1.13%		1.15%
Ratio of net investment income to average net assets	0.47	%(c)	0.34%		0.21%		0.66%	0.62%		0.60%
Portfolio turnover rate	15	%(b)	39%		30%		36%	35%		39%

(a)	Calculated using the average shares method for the period.

(b)	Not Annualized.

(c)	Annualized.

(d)

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

(e)	There were no voluntary fee reductions during the period.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–GLOBAL OPPORTUNITIES FUND
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2011 (Unaudited)		Year Ended October 31, 2010		Year Ended October 31, 2009		Period Ended October 31, 2008(a)
Net asset value, beginning of period	$7.99		$6.98		$6.58		$10.00

Investment Operations:
Net investment income	0.17	(b)	0.40	(b)	0.30	(b)	0.16	(b)
Net realized and unrealized gains/(losses) on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	0.66		0.78		0.65		(3.56)

Total from investment operations	0.83		1.18		0.95		(3.40)

Distributions:
Net investment income	(0.50)		(0.17)		(0.55)		(0.02)

Total distributions	(0.50)		(0.17)		(0.55)		(0.02)

Net asset value, end of period	$8.32		$7.99		$6.98		$6.58

Total return	11.0	%(c)	17.2%		16.3%		(34.0	)%(c)

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$4,792,364		$4,033,365		$3,017,633		$1,168,551
Ratio of expenses to average net assets before expense waivers	1.35	%(d,e)	1.30	%(e)	1.33	%(e)	1.36	%(d)
Ratio of expenses to average net assets after expense waivers	1.20	%(d)	1.20%		1.22%		1.35	%(d)
Ratio of net investment income to average net assets	4.25	%(d)	5.46%		4.70%		1.98	%(d)
Portfolio turnover rate	44	%(c)	62%		111%		145	%(c)

(a)	For the period from November 28, 2007 (commencement of operations) to October 31, 2008.

(b)	Calculated using the average shares method for the period.

(c)	Not Annualized.

(d)	Annualized.

(e)

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–REAL RETURN FUND
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2011(a) (Unaudited)		Year Ended October 31,
			2010(a)		2009(a)		2008		2007		2006
Net asset value, beginning of period	$10.50		$9.52		$8.34		$13.73		$11.68		$10.41

Investment Operations:
Net investment income	0.00	(b,c)	0.02	(c)	0.00	(b,c)	0.21	(c)	0.24		0.17
Net realized and unrealized gains/(losses) on investments, futures contracts, swap agreements, written options and foreign currency transactions	1.42		1.05		1.39		(4.50)		3.00		1.31

Total from investment operations	1.42		1.07		1.39		(4.29)		3.24		1.48

Distributions:
Net investment income	(0.49)		(0.09)		(0.21)		(0.11)		(0.29)		(0.15)
Net realized gains	—		—		—		(0.99)		(0.90)		(0.06)

Total distributions	(0.49)		(0.09)		(0.21)		(1.10)		(1.19)		(0.21)

Net asset value, end of period	$11.43		$10.50		$9.52		$8.34		$13.73		$11.68

Total return	14.0	%(d)	11.3%		17.1%		(34.2)%		29.8%		14.4%

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$2.914,295		$1,972,934		$1,605,227		$1,371,944		$1,796,484		$1,264,707
Ratio of expenses to average net assets	1.15	%(e,f)	1.10	%(f)	1.10	%(f)	1.25	%(f)	1.25	%(f)	1.10%
Ratio of expenses to average net assets (excluding interest expense)	1.10	%(e)	1.08%		1.10%		1.08%		1.09%		1.10%
Ratio of net investment income to average net assets	(0.07	)%(e)	0.18%		0.00	%(g)	1.54%		1.97%		1.81%
Portfolio turnover rate	47	%(d)	64%		75%		88%		36%		56%

(a)	Consolidated Financial Highlights.

(b)	Less than $0.01 or $(0.01) per share.

(c)	Calculated using the average shares method for the period.

(d)	Not Annualized.

(e)	Annualized.

(f)

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

(g)	Less than 0.01%.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–FIXED INCOME FUND
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2011 (Unaudited)		Year Ended October 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.94		$11.77	$11.08	$10.88	$10.79	$10.78

Investment Operations:
Net investment income	0.14	(a)	0.31 (a)	0.38 (a)	0.44	0.42	0.44
Net realized and unrealized gains (losses) on investments	(0.24)		0.45	0.83	0.22	0.14	(0.02)

Total from investment operations	(0.10)		0.76	1.21	0.66	0.56	0.42

Distributions:
Net investment income	(0.17)		(0.48)	(0.39)	(0.44)	(0.47)	(0.38)
Net realized gains	(0.03)		(0.11)	(0.13)	(0.02)	—	(0.03)

Total distributions	(0.20)		(0.59)	(0.52)	(0.46)	(0.47)	(0.41)

Net asset value, end of period	$11.64		$11.94	$11.77	$11.08	$10.88	$10.79

Total return	(0.8	)%(b)	6.7%	11.1%	6.2%	5.4%	4.0%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$436,175		$427,445	$306,888	$171,444	$139,005	$98,267
Ratio of expenses to average net assets before expense waivers	0.76	%(c)	0.78%	0.80%	0.82%	0.84%	0.87	%(d)
Ratio of expenses to average net assets after expense waivers	0.66	%(c)	0.68%	0.70%	0.70%	0.73%	0.87	%(d)
Ratio of net investment income to average net assets	2.39	%(c)	2.63%	3.31%	3.92%	4.22%	4.07%
Portfolio turnover rate	18	%(b)	26%	37%	36%	59%	72%

(a)	Calculated using the average shares method for the period.

(b)	Not Annualized.

(c)	Annualized.

(d)	There were no voluntary fee reductions during the period.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2011 (Unaudited)		Year Ended October 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$12.19		$11.76	$10.82	$11.21	$11.27	$11.20

Investment Operations:
Net investment income	0.11	(a)	0.37 (a)	0.37 (a)	0.37 (a)	0.35	0.33
Net realized and unrealized gains/(losses) on investments	(0.36)		0.49	0.91	(0.41)	(0.04)	0.14

Total from investment operations	(0.25)		0.86	1.28	(0.04)	0.31	0.47

Distributions:
Net investment income	(0.12)		(0.43)	(0.34)	(0.35)	(0.37)	(0.30)
Net realized gains	(0.06)		—	—	—	—	(0.10)

Total distributions	(0.18)		(0.43)	(0.34)	(0.35)	(0.37)	(0.40)

Net asset value, end of period	$11.76		$12.19	$11.76	$10.82	$11.21	$11.27

Total return	(2.0	)%(b)	7.4%	12.1%	(0.5)%	2.8%	4.3%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$858,570		$787,486	$527,042	$226,504	$165,505	$116,442
Ratio of expenses to average net assets before expense waivers	0.74	%(c)	0.76%	0.79%	0.81%	0.84%	0.86	%(d)
Ratio of expenses to average net assets after expense waivers	0.64	%(c)	0.66%	0.69%	0.70%	0.74%	0.86%
Ratio of net investment income to average net assets	1.92	%(c)	3.09%	3.21%	3.32%	3.32%	3.05%
Portfolio turnover rate	48	%(b)	20%	10%	47%	50%	52%

(a)	Calculated using the average shares method for the period.

(b)	Not Annualized.

(c)	Annualized.

(d)	There were no voluntary fee reductions during the period.

OLD WESTBURY FUNDS, INC.

An Important Notice Concerning Bessemer Client Privacy

At Bessemer we believe that it is essential to protect the privacy of client information. The nature and importance of our client relationships require the highest standards of confidentiality and discretion. We have prepared this notice to provide our clients with a summary of the non-public personal information that we may collect and maintain during the course of our relationship; our policy regarding the use of that information; and the measures we take to safeguard that information. We do not sell non-public personal information to anyone and only share it with others as described in this notice.

Information We Collect

In the course of our business relationship, we obtain non-public personal information about clients, including:

•

Information we receive from you on applications, surveys or other forms (such as your name, address and social security number and information about your employment, income, assets, beneficiaries and investment objectives).

•	Information about your transactions with us, our affiliates or others (such as account activity, loan history and transaction information from other banks and financial advisers with whom you work).

•	Information we might receive from outside agencies or other advisers or investment managers with whom you work.

Disclosure Policy

We do not disclose any non-public personal information about our clients or former clients to anyone, except as permitted by law to facilitate our services to our clients or as otherwise required by law. As allowed by law, we share information about current and former clients among our affiliates as necessary to help us service your account with us. We also provide non-public personal information to non-affiliated companies that require the information to provide specific services to client accounts.

Information Security

We have implemented procedures designed to restrict access to your non-public personal information to those employees who need it to perform their job responsibilities. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

This notice is being provided in accordance with the provisions of Section V of the Gramm-Leach-Bliley Act and the regulations of the federal banking regulators issued thereunder.

A Statement of Additional Information (SAI) dated November 16, 2011 is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-607- 2200. The Funds do not make their SAI or Annual and Semi-Annual Reports available through the internet because the Funds do not have a web site.

Information from the SEC: You can obtain copies of Fund documents from the SEC as follows:

In person:	Public Reference Room in Washington, D.C. (For information about their operation, call 1-202-551-8090.)
By mail:	Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-1520 (The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet: http://www.sec.gov

By electronic request: publicinfo@sec.gov (The SEC charges a fee to copy any documents.)

Cusip 680414307
Cusip 680414109
Cusip 680414406
Cusip 680414505
Cusip 680414604
Cusip 680414703
Cusip 680414802

Investment Company Act file no. 811-07912

A21-11PROS2     Old Westbury Funds, Inc.     11/11